SOFTWARE PUBLISHING CORPORATION HOLDINGS, INC.

                             SUBSCRIPTION AGREEMENT


                                                       December 15, 1998


Software Publishing Corporation Holdings, Inc.
3A Oak Road
Fairfield, New Jersey 07004


Dear Sirs/Madams:

     Based upon the representations and warranties of Software Publishing Corporation Holdings, Inc., a Delaware corporation (the "Company"), to the extent and as set forth in Section 1 below, and subject to the other terms and conditions hereinafter provided, the undersigned hereby irrevocably subscribes (the "Subscription") to purchase _______ shares (the "Shares") of the common stock, par value $.001 per share (the "Common Stock") of the Company, at a price equal to $.40 per share of Common Stock, or $_______ the aggregate (the "Purchase Price"), and hereby tenders to the Company in full the Purchase Price in immediately available funds. The date on which the Company accepts this subscription is hereinafter referred to as the "Closing Date."

     The Subscription of the undersigned being made hereby is subject to and is made pursuant to the following terms and conditions:


     1. Representations, Warranties and Covenants of the Company. By its acceptance of this Subscription Agreement, the Company shall be deemed to represent and warrant to and covenant with the undersigned as follows:

     (a) Corporate Status. The Company (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware,
(ii) has all necessary corporate power and authority to own, operate or lease the properties and assets now owned, operated or leased by the Company and to carry on the business of the Company, as it is now being conducted, and (iii) is duly licensed or qualified and in good standing as a foreign corporation authorized to do business in each jurisdiction wherein the character of the properties owned or leased by the Company and/or the nature of the activities conducted by the Company makes such licensing or qualification necessary, except where the failure to be so licensed or qualified and in good standing would not prevent the Company from performing any of its material obligations under this Subscription Agreement and would not have a material adverse effect on the business, operations or financial condition of the Company (a "Material Adverse Effect");

     (b) Authority of Agreement. The Company has the power and authority to accept, execute and deliver this Subscription Agreement and, upon acceptance by the Company (in whole or part), to carry out its obligations hereunder; and the execution, delivery and performance by the Company of this Subscription Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Company and this Subscription Agreement, upon acceptance by the Company (in whole or part), constitutes the valid and legally binding obligations of the Company enforceable against the Company in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other laws affecting the enforcement of creditors' rights generally now or hereafter in effect and subject to the application of equitable principles and the availability of equitable remedies; the Shares to be issued hereunder, upon issuance thereof in accordance with the terms hereof, will be validly authorized, fully paid and non-assessable;

     (c) Consents and Approvals; No Conflict.

               (i) The acceptance, execution and delivery of this Subscription Agreement by the Company does not, and the performance by the Company of its obligations hereunder, upon acceptance by the Company (in whole or part), will not, require any consent, approval, authorization or other action by, or filing with or notification to, any governmental or regulatory authority, other than in connection with state securities or "blue sky" laws, except where failure to obtain such consent, approval, authorization or action, or to make such filing or notification, would not prevent the Company from performing any of its material obligations under this Subscription and would not have a Material Adverse Effect; and

               (ii) The acceptance, execution, delivery and performance of this Subscription Agreement by the Company and the other agreements and documents to be executed, delivered and performed by the Company pursuant hereto and the consummation of the transactions contemplated hereby and thereby by the Company do not and will not conflict with, violate or result in a breach or termination of any provision of, or constitute a default under (or event which with the giving of notice or lapse of time, or both, would become a default under) the Certificate of Incorporation or By-laws of the Company or, except as would not prevent the Company from performing any of its material obligations under this Subscription Agreement and would not have a Material Adverse Effect, any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award applicable to the Company or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of any lien or encumbrance on any of the assets or properties of the Company pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument relating to such assets or properties to which the Company is a party or by which any of such assets or properties is bound;

     (d) Absence of Litigation. No claim, action, proceeding or investigation is pending which seeks to delay or prevent the consummation of the transactions contemplated hereby or which would be reasonably likely to adversely affect the Company's ability to consummate the transactions contemplated hereby or which would have a Material Adverse Effect, except as disclosed in the SEC Reports (as defined below);

     (e) Extent of Offering. Subject in part to the truth and accuracy of the undersigned's representations set forth in Section 2 of this Subscription Agreement and the compliance by all agents of the Company with Rule 503(c) of Regulation D ("Regulation D") promulgated under the Securities Act of 1933, as amended (the "Securities Act"), the offer, sale and issuance of the Shares, as contemplated by this Subscription Agreement, are exempt from the registration requirements of the Securities Act and are exempt or the Company has complied with registration requirements of each state where the Shares are offered or sold, and the Company will not take any action hereafter that would cause the loss of such exemption or registration;

     (f) Accuracy of Reports and Information. The Company is in full compliance, to the extent applicable, with all reporting obligations under Section 12(b), 12
(g) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended (the "Exchange Act"); the Company has registered its Common Stock pursuant to
Section 12 of the Exchange Act and the Common Stock is listed and trades on The Nasdaq SmallCap Market; and the Company has filed all material required to be filed pursuant to all reporting obligations, under either Section 13(a) or 15(d) of the Exchange Act for a period of at least twelve months immediately preceding the offer or sale of the Shares.

     (g) SEC Filings/Full Disclosure. None of the Company's filings with the Securities and Exchange Commission (the "Commission") since January 1, 1998 contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; the Company has, since January 1, 1998, timely filed all requisite forms, reports and exhibits thereto with the Commission; and the Company's Annual Report on Form 10-KSB for the year ended December 31, 1997, Quarterly Reports on Forms 10-QSB for the quarters ended March 31, June 30, and September 30, 1998, and the Company's Current Reports on Form 8-K (Date of Reports: February 11, 1998 and May 26, 1998) filed by the Company with the Commission (collectively, the "SEC Reports") did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

     There is no fact known to the Company (other than general economic conditions known to the public generally) that has not been disclosed in writing to the undersigned which could reasonably be expected to materially and adversely affect the ability of the Company to perform its obligations pursuant to this Agreement;

     (h) Absence of Undisclosed Liabilities. The Company has no material liabilities or obligations, absolute or contingent (individually or in the aggregate), except as set forth in the financial statements included in the SEC Reports (collectively, the "Financial Statements") or as incurred in the ordinary course of business after the date of the Financial Statements;

     (i) Governmental Consent, etc. No consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of the Company is required in connection with the valid execution and delivery of this Agreement, or the offer, sale or issuance of the Shares, or the consummation of any other transaction contemplated hereby, except the filing with the Commission of a registration statement on Form S-3 for the purpose of registering the Shares and any state securities laws filings or registrations;

     (j) Intellectual Property Rights. Except as disclosed in the SEC Reports, the Company has sufficient trademarks, trade names, patent rights, copyrights and licenses to conduct its business as contemplated therein; and to the Company's knowledge, neither the Company nor its products is infringing or will infringe any trademark, trade name, patent right, copyright, license, trade secret or other similar right of others currently in existence; and there is no claim being made against the Company regarding any trademark, trade name, patent, copyright, license, trade secret or other intellectual property right which could have a material adverse effect on the condition (financial or otherwise), business, results of operations or prospects of the Company;

     (k) Material Contracts. Except as set forth in the SEC Reports or disclosed to the undersigned, the agreements to which the Company is a party described therein are valid agreements, in full force and effect, the Company is not in material breach or material default (with or without notice or lapse of time, or both) under any of such agreements, and, to the Company's knowledge, the other contracting party or parties thereto are not in material breach or material default (with or without notice or lapse of time, or both) under any of such agreements;

     (l) Title to Assets. Except as set forth in SEC Reports, the Company has good and marketable title to all properties and material assets described therein as owned by it, free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest other than such as are not material to the business of the Company;

     (m) Subsidiaries. The Company does not presently own or control, directly or indirectly, any interest in any other corporation, partnership, association or other business entity, except as stated in the SEC Reports;

     (n) Required Governmental Permits. The Company is in possession of and operating in compliance with all authorizations, licences, certificates, consents, orders and permits from state, federal and other regulatory authorities which are material to the conduct of its business, all of which are valid and in full force and effect;

     (o) Listing. The Company will use its reasonable best efforts to maintain the listing of its Common Stock on The Nasdaq SmallCap Market or other organized, comparable United States market or quotation system;

     (p) No Issuances Since September 30, 1998. Since September 30, 1998 and through the date of the Memorandum, the Company has not issued any shares of Common Stock, other than as disclosed in its SEC Reports; and as of the date of the Memorandum, the Company has 3,966,954 shares of Common Stock issued and outstanding; and

     (q) Use of Proceeds. The Company represents that the net proceeds from the Purchase Price will be used to fund the Company's working capital and general corporate purposes.

2.   Representations,   Warranties   and   Covenants  of  the  Undersigned.  The
undersigned hereby represents, warrants and acknowledges to and covenants and agrees with the Company as follows:

     (a) Status. If the undersigned is a corporation or other entity, the undersigned is a corporation or other entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full power and authority to execute, deliver and perform undersigned's obligations under this Subscription Agreement; and, if the undersigned is an individual or are individuals, the undersigned has legal capacity to execute, deliver and perform his, her or their obligations under this Subscription Agreement;

     (b) Authority for Agreements. The undersigned has the power and authority to execute and deliver this Subscription Agreement and to carry out the undersigned's obligations hereunder; and the execution, delivery and performance by the undersigned of this Subscription Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the undersigned and this Subscription Agreement constitutes the valid and legally binding obligation of the undersigned, enforceable against the undersigned in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other laws affecting the enforcement of creditors' rights generally now or hereafter in effect and subject to the application of equitable principles and the availability of equitable remedies;

     (c) Consents and Approvals, No Conflicts.

               (i) The execution and delivery of this Subscription Agreement by the undersigned do not, and the performance by the undersigned of undersigned's obligations hereunder will not, require any consent, approval, authorization or other action by, or filing with or notification to, any governmental or regulatory authority, except where failure to obtain such consent, approval, authorization or action, or to make such filing or notification, would not prevent the undersigned from performing any of undersigned's material obligations under this Subscription Agreement; and

               (ii) The execution, delivery and performance of this Subscription Agreement by the undersigned and the other agreements and agreements to be executed, delivered and performed by the undersigned pursuant hereto and the consummation of the transactions contemplated hereby and thereby by the undersigned do not and will not conflict with, violate or result in a breach or termination of any provision of, or constitute a default under (or event which with the giving of notice or lapse of time, or both, would become a default under) the Certificate of Incorporation or By-laws of the undersigned (if the undersigned is a corporation), any other organizational instrument (if the undersigned is a legal entity other than a corporation), or, except as would not prevent the undersigned from performing any of undersigned's material obligations under this Subscription Agreement and would not have a Material Adverse Effect, any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award applicable to the undersigned or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of any lien or encumbrance on any of the assets or properties of the undersigned pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument relating to such assets or properties to which the undersigned is a party or by which any of such assets or properties is bound;

     (d) Investment Intent. The undersigned is acquiring the Shares for the undersigned's own account, for investment only and not with a view to, or for sale in connection with, a distribution thereof or any part thereof, within the meaning of the Securities Act, and the rules and regulations promulgated thereunder, or any applicable state securities or blue-sky laws;

     (e) Investor Status. Either (i) the undersigned is an accredited investor as such term is defined under Regulation D promulgated pursuant to the Securities Act ("Regulation D") for the reason(s) as set forth in the Execution Section of this Subscription Agreement or (ii) if not an accredited investor, all the information which is set forth with respect to the undersigned in the Qualified Purchaser Questionnaire executed by the undersigned and delivered to the Company which is incorporated herein by this reference thereto, and, in either event, all of the representations and warranties of the undersigned set forth herein, are correct and complete as of the date of this Subscription Agreement, shall be true and correct as of the Closing Date and shall survive such closing; and, if there should by any material change in such information prior to the sale to the undersigned of the Shares, the undersigned will immediately furnish such revised or corrected information to the Company;

     (f) Intent to Transfer. The undersigned is not a party or subject to or bound by any contract, undertaking, agreement or arrangement with any person to sell, transfer or pledge the Shares or any part thereof to any person, and has no present intention to enter into such a contract, undertaking, agreement or arrangement;

     (g) Receipt of Disclosures. The undersigned acknowledges receipt of copies of the Company's (i) Annual Report on Form 10-KSB for the fiscal year ended December 31, 1997, (ii) Quarterly Report on Form 10-QSB for the quarter ended March 31, 1998, (iii) Quarterly Report on Form 10-QSB for the quarter ended June 30, 1998, (iv) Quarterly Report on Form 10-QSB for the quarter ended September 30, 1998, (v) Current Report on Form 8-K (Date of Report: February 11, 1998), as amended, and (vi) Current Report on Form 8-K (Date of Report: May 26, 1998); and the undersigned has read the Memorandum, including all Exhibits thereto, and understands the contents thereof.

     (h)  Offering Exempt from Registration; Company's Reliance.

               (i) The Company has advised the undersigned that the Shares have not been registered under the Securities Act or under the laws of any state on the basis that the issuance thereof is exempt from such registration;

               (ii) The Company's reliance on the availability of such exemption is, in part, based upon the accuracy and truthfulness of the undersigned's representations contained herein; and

               (iii) As a result of such lack of registration, none of the Shares may be resold or otherwise transferred or disposed without registration pursuant to or an exemption therefrom available under the Securities Act and such state securities laws;

               (iv) In furtherance of the provisions of this Paragraph 2(h), all of the certificate(s) representing the Shares shall bear a restrictive legend substantially in the following form:

               "THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THESE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, ASSIGNED, PLEDGED,
     HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SHARES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THESE SHARES TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT AND SUCH STATE SECURITIES LAWS;"

     (i) Sophistication of the Undersigned. The undersigned has evaluated the merits and risks of purchasing Shares and has such knowledge and experience in financial and business matters that the undersigned is capable of evaluating the merits and risks of such purchase, is aware of and has considered the financial risks and financial hazards of purchasing Shares, and is able to bear the economic risk of purchasing Shares, including the possibility of a complete loss with respect thereto;

     (j) Access to Information. The undersigned has had access to such information regarding the business and finances of the Company, and the Offering of the Shares, the receipt and careful reading of which is hereby acknowledged by the undersigned, and has been provided the opportunity to discuss with the Company's management the business, affairs and financial condition of the Company and such other matters with respect to the Company as would concern a reasonable person considering the transactions contemplated by this Subscription Agreement and/or concerned with the operation of the Company including, without limitation, pursuant to a meeting and/or discussions with management of the Company;

     (k) No Guarantees. That it never has been represented, guaranteed or warranted to the undersigned by the Company, or any of its officers, directors, agents, representatives or employees, or any other person, expressly or by implication, that:

               (i) Any gain will be realized by the undersigned from the undersigned's investment in the Shares;

               (ii) That there will be any approximate or exact length of time that the undersigned will be required to remain as a holder of Shares; or

               (iii) That the past performance or experience on the part of the Company, its predecessors or of any other person, will in any way indicate any future results of the Company;

     (l) No Other Representations, Warranties, Covenants or Agreements of the Company. Except as set forth in this Subscription Agreement, the Memorandum or the documents referred to herein or therein, the Company has not made any representation, warranty, covenant or agreement with respect to the matters contained herein;

     (m) High Degree of Investment Risk. That the purchase of Shares involves a high degree of risk and may result in a loss of the entire amount invested; that the Company has limited working capital and limited sources of financing available; that there is no assurance that the Company's operations will be profitable in the future; and that there is no assurance that a public market for shares of Common Stock will continue to exist;

     (n) State of Residence or Principal Place of Business. The address set forth at the bottom of this Subscription Agreement is the undersigned's true and correct residence (if an individual) or principal place of business (if a corporation or other non-individual entity), and the undersigned has no present intention of becoming a resident, or relocating its principal place of business to, of any other country, state or jurisdiction;

     (o) No Purchaser Representative. The undersigned has not authorized any person or institution to act as the undersigned's "purchaser representative" (as such term is defined in Rule 501 of Regulation D) in connection with the undersigned's subscription being made pursuant to this Subscription Agreement, except as set forth in any Qualified Purchaser Questionnaire delivered by the undersigned to the Company in connection herewith;

     (p) No General Solicitation. The undersigned has not received any general solicitation or general advertising regarding the purchase of any of the Shares; and

     (q) No Finder. There is no finder in connection with this transaction; and

     (r) No Insider Trading. The undersigned will not engage in any transaction with respect to securities of the Company at any time if at the time of such transaction the undersigned is aware of any material non-public information relating to the Company or its securities.

3. Acceptance or Rejection of Subscription; Company Withdrawal of Offer. It is understood and agreed that this Subscription Agreement is made subject to the following terms and conditions:

     (a) The Company shall have the right to accept or reject the Subscription of the undersigned and this Subscription Agreement, in whole or in part, for any reason, including, but not limited to, ineligibility of the undersigned under the applicable Federal, state or foreign securities laws, for any other reason, or for no reason;

     (b) If the subscription of the undersigned is rejected, in whole or part, any funds representing the Purchase Price previously delivered to the Company will be returned to the undersigned without interest or penalty;

     (c) If the subscription of the undersigned is accepted in part and rejected in part, the undersigned will be so notified, at which time the excess Purchase Price previously delivered to the Company shall promptly be returned to the undersigned without interest or penalty;

     (d) If the Company's offer of the Shares is withdrawn for any reason whatsoever, the undersigned will promptly receive a full refund of the Purchase Price, without interest or penalty, and will have no further liability to the Company in connection with the Company's offer of the Shares, and the Company will have no further liability to the undersigned.

4.   Registration Rights.

     (a) Defined Terms. As used in this Section 4, terms defined elsewhere herein shall have their assigned meanings and each of the following terms shall have the following meanings (such definitions to be applicable to both the plural and singular of the terms defined):

               (i) Registerable Securities.  The term "Registerable  Securities"
     shall mean any of the Shares, including any shares of Common Stock or other securities received in connection with any stock split, stock divided, merger, reorganization, recapitalization, reclassification or other distribution payable or issuable upon shares of Common Stock. For the purposes of this Agreement, securities will cease to be Registerable Securities when (A) a registration statement under the Securities Act covering such Registerable Securities has been declared effective and such Registerable Securities have been disposed of pursuant to such effective registration statement, (B) such Registerable Securities are distributed to the public pursuant to the Securities Act or pursuant to an exemption from the registration requirements of the Securities Act, including, but not limited to, Rules 144 and 144A promulgated under the Securities Act, or (C) such Registerable Securities have been otherwise transferred and the Company, in accordance with applicable law and regulations, has delivered new certificates or other evidences of ownership for such securities which are not subject to any stop transfer order or other restriction on transfer.

               (ii) Rightsholders. The term "Rightsholders" shall include the undersigned, all successors and assigns of the undersigned, and all transferees of Registerable Securities where such transfer affirmatively includes the transfer and assignment of the rights of the transferor Rightsholder under this Agreement with respect to the transferred Registerable Securities; provided, however, the term "Rightsholders" shall not include any person or entity who has sold, transferred or assigned all of such person's or entity's Registerable Securities.

               (iii) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Section 4 shall refer to this Section 4 as a whole and not to any particular provision of this Section 4, and subsection, paragraph, clause, schedule and exhibit references are to this
     Section 4 unless otherwise specified.

     (b)  Demand Registration.

               (i) Right to Demand. Subject to Paragraph 4(b)(ii) hereof, at any time on or after the Closing Date and on or prior to three years from the Closing Date, the Initiating Holders (as defined in paragraph 4(b)(vi) below) may make a written request (each, a "Demand Request") to the Company for registration under the Securities Act of all or part of their Registerable Securities (each, a "Demand Registration"). Within ten days after receipt of a Demand Request, the Company shall deliver a written notice (the "Notice") of such Demand Request to all other Rightsholders. The Company will include in such Demand Registration all Registerable Securities with respect to which the Company has been given written requests (each, "Tag-Along Request") for inclusion therein within twenty days after the giving of the Notice. Each and every Demand Request shall be required to specify the aggregate amount of the Registerable Securities to be included in such Demand Registration, the amount of Registerable Securities to be registered for each of the Initiating Holders and the intended method(s) of disposition thereof, including whether or not such Demand Registration or portion thereof is to relate to an underwritten offering, the name of the managing underwriter(s), if any, and the terms of any such underwriting. Each and every Tag-Along Request shall be required to specify the amount of Registerable Securities to be registered in the Demand Registration and the intended method(s) of disposition thereof, including whether or not the Registerable Securities subject to such Tag-Along Request or portion thereof is to relate to an underwritten offering, the name of the managing underwriter(s), if any, and the terms of any such underwriting.

               (ii)  Number of Demand  Registrations;  Expenses.  Subject to the
     provisions of Paragraph 4(b)(iii) hereof, the holders of Registerable Securities shall be entitled, in the aggregate, to one Demand Registration, the Registration Expenses (as defined in Section 4(e) hereof) of which, subject to the provisions of Section 4(e), shall be borne by the Company, but the Company shall not be responsible for the payment of any underwriter's discount, commission or selling concession in connection with any of the Registrable Securities. The Company shall not be deemed to have effected a Demand Registration unless and until such Demand Registration is declared effective.

               (iii)     Priority on Demand Registrations.

                         (A)  Whenever   the  Company   shall  effect  a  Demand
          Registration in connection with an underwritten offering by one or more Initiating Holders, no other securities, including other Registerable Securities shall be included in such Demand Registration, unless (1) the managing underwriter(s) with respect to such Demand Registration shall have advised the Company and each Initiating Holder whose Registerable Securities were included in the Demand Request, in writing, that the inclusion of such other securities would not adversely affect such underwritten offering or (2) each of the Initiating Holders shall each have consented in writing to the inclusion of such other securities. In the event of such written advice of the managing underwriter(s) or unanimous consent of such Initiating Holders, the Company will include in such Demand Registration securities in the following order of priority until the maximum number of securities included in the written advice of the managing underwriter(s) or unanimous consent of such Initiating Holders shall be reached: (1) first, pro rata (based upon the amount of Registerable Securities) among the Registerable Securities included in the Demand Request which are subject to the underwritten offering,
          (2) second, pro rata (based upon the amount of Registerable Securities) among the Registerable Securities of the other holders (each, a "Rightsholder") of registration rights granted by the Company in connection with the sale of the Shares who have given a Tag-Along Request with respect to such Demand Registration where the method of distribution shall be pursuant to an underwritten offering, (3) third, pro rata (based upon the amount of Registerable Securities) among all other Registerable Securities included in the Demand Request and Tag-Along Request(s) and (4) fourth, pro rata (based upon the amount of securities owned which carry registration rights) among all other securities to which the Company has granted registration rights and for which a request for inclusion in the Demand Registration shall have been made.

                         (B) Whenever the Company shall effect a Demand Registration in connection with an offering of Registerable Securities of Initiating Holders for which the intended method(s) of distribution shall not include an underwritten offering, and the holders of a majority of the Registerable Securities which were subject to the Demand Request shall advise the Company in writing that, in the opinion of such Initiating Holders, the number of securities proposed to be sold in such Demand Registration would adversely affect such offering, the Company will include in such Demand Registration securities in the following order of priority until the maximum number of securities included in the written advice of such Initiating Holders shall be reached: (1) first, pro rata (based upon the amount of Registerable Securities) among the Registerable Securities included in the Demand Request, (2) second, pro rata (based upon the amount of Registerable Securities) among the Registerable Securities of the Rightsholders who have given a Tag-Along Request with respect to such Demand Registration where the method of distribution shall be pursuant to an underwritten offering, (3) third, pro rata (based upon the amount of Registerable Securities) among all other Registerable Securities included in the Demand Request and Tag-Along Request(s) and
          (4) fourth, pro rata (based upon the amount of securities owned which carry registration rights) among all other securities to which the Company has granted registration rights and for which a request for inclusion in the Demand Registration shall have been made.

                         (C) In the event that Initiating Holders and other Rightsholders who have given a Tag-Along Request are unable to have registered the full amount of Registerable Securities which they requested to be registered pursuant to a Demand Request or Tag-Along

          Request, pursuant to the provisions of this Section 4(b), such Initiating Holders and other Rightsholders shall retain the right to one Demand Registration with respect to such unregistered Registerable Securities subject to such Demand Request and Tag-Along Request.

               (iv) Delay in Effecting Demand Registration. Notwithstanding anything in the foregoing to the contrary, the Company shall not be obligated to effect a Demand Registration at any time when the Company, in the good faith judgment of its Board of Directors made no later than 30 days after the giving of the Demand Request with respect to such Demand Registration, reasonably believes that the filing thereof at the time requested, or the offering of securities pursuant thereto, would be detrimental to the interests of Company or its stockholders. The effectuation of a Demand Registration cannot be suspended, pursuant to the provisions of the preceding sentence, for more than 120 days after the date of the Board's determination referenced in the preceding sentence.

               (v) Approval of Underwriter by the Company and Placement Agent. If the Demand Registration is to involve an underwritten offering, the managing underwriter(s) and each selling agent selected by those Rightsholders participating in each such underwritten offering shall be subject to the written approval of the Company, which approval may not be unreasonably withheld.

               (vi) "Initiating Holders" Defined. For purposes of this Agreement, the term "Initiating Holders" shall mean, on any given date, those Rightsholders holding Registerable Securities which would aggregate 50% or more of the total Registerable Securities that would be outstanding on such date.

     (c)  Piggy-Back Registration.

               (i) If, at any time on or after the Closing Date and on or prior to three years from the Closing Date, the Company proposes to file a registration statement under the Securities Act with respect to an offering by the Company or any other party of any class of equity security similar to any Registerable Securities (other than a registration statement on Form S-4 or S-8 or any successor form or a registration statement filed solely in connection with an exchange offer, a business combination transaction or an offering of securities solely to the existing stockholders or employees of the Company), then the Company, on each such occasion, shall give written notice (each, a "Company Piggy-Back Notice") of such proposed filing to all of the Rightsholders owning Registerable Securities at least 30 days before the anticipated filing date of such registration statement, and such Company Piggy-Back Notice also shall be required to offer to such Rightsholders the opportunity to register such aggregate number of Registerable Securities as each such Rightsholder may request. Each such Rightsholder shall have the right, exercisable for the twenty days immediately following the giving of the Company Piggy-Back Notice, to request, by written notice (each, a "Holder Notice") to the Company, the inclusion of all or any portion of the Registerable Securities of such Rightsholders in such registration statement. The Company shall use reasonable efforts to cause the managing underwriter(s) of a proposed underwritten offering to permit the inclusion of the Registerable Securities which were the subject of all Holder Notices in such underwritten offering on the same terms and conditions as any similar securities of the Company included therein. Notwithstanding anything to the contrary contained in this Paragraph 4(c)(i), if the managing underwriter(s) of such underwritten offering (or, in the case of an offering not being underwritten, the Company) delivers a written opinion (or, in the case of the Company, a resolution of its Board of Directors certified by the President or Secretary of the Company) to the Rightsholders of Registerable Securities which were the subject of all Holder Notices that the total amount and kind of securities which they, the Company and any other person intend to include in such offering is such as to materially and adversely affect the success of such offering, then the amount of securities to be offered for the accounts of such Rightsholders and persons other than the Company shall be eliminated or reduced pro rata (based on the amount of securities owned by such Rightsholders and other persons which carry registration rights) to the extent necessary to reduce the total amount of securities to be included in such offering to the amount recommended by such managing underwriter(s) in its written opinion (or the Board of Directors in its resolution).

               (ii) Number of Piggy-Back Registrations; Expenses. The obligations of the Company under this Section 4(c) shall be unlimited with respect to each Rightsholder. Subject to the provisions of Section 4(e) hereof, the Company will pay all Registration Expenses in connection with any registration of Registerable Securities effected pursuant to this
     Section 4(c), but the Company shall not be responsible for the payment of any underwriter's discount, commission or selling concession in connection therewith.

               (iii) Withdrawal or Suspension of Registration Statement. Notwithstanding anything contained to the contrary in this Section 4(c), the Company shall have the absolute right, whether before or after the giving of a Company Piggy-Back Notice or Holder Notice, to determine not to file a registration statement to which the Rightsholders shall have the right to include their Registerable Securities therein pursuant to this
     Section 4(c), to withdraw such registration statement or to delay or suspend pursuing the effectiveness of such registration statement. In the event of such a determination after the giving of a Company Piggy-Back Notice, the Company shall give notice of such determination to all Rightsholders and, thereupon, (A) in the case of a determination not to register or to withdraw such registration statement, the Company shall be relieved of its obligation under this Section 4(c) to register any of the Registerable Securities in connection with such registration and (B) in the case of a determination to delay the registration, the Company shall be permitted to delay or suspend the registration of Registerable Securities pursuant to this Section 4(c) for the same period as the delay in the registration of such other securities. No registration effected under this
     Section 4(c) shall relieve the Company of its obligation to effect any registration upon demand otherwise granted to a Rightsholder under Section 4(b) hereof or any other agreement with the Company.

     (d)  Registration Procedures.

               (i)  Obligations of the Company.  The Company will, in connection
     with  any  registration   pursuant  to  Section  4(b)  or  (c)  hereof,  as
     expeditiously as possible:

                         (A) prepare and file with the Commission a registration statement under the Securities Act on any appropriate form chosen by the Company, in its sole discretion, which shall be available for the sale of all Registerable Securities in accordance with the intended method(s) of distribution thereof set forth in all applicable Demand Requests, Tag-Along Requests and Holder Notices, and use its commercially reasonable best efforts to cause such registration statement to become effective as soon thereafter as reasonably practicable; provided, that, at least five business days before filing with the Commission of such registration statement, the Company shall furnish to each Rightsholder whose Registerable Securities are included therein draft copies of such registration statement, including all exhibits thereto and documents incorporated by reference therein, and, upon the reasonable request of any such Rightsholder, shall continue to provide drafts of such registration statement until filed, and, after such filing, the Company shall, as diligently as practicable, provide to each such Rightsholders such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus), all exhibits thereto and documents incorporated by reference therein and such other documents as such Rightsholder may reasonably request in order to facilitate the disposition of the Registerable Securities owned by such Rightsholder and included in such registration statement; provided, further, the Company shall modify or amend the registration statement as it relates to such Rightsholder as reasonably requested by such Rightsholder on a timely basis, and shall reasonably consider other changes to the registration statement (but not including any exhibit or document incorporated therein by reference) reasonably requested by such Rightsholder on a timely basis, in light of the requirements of the Securities Act and any other applicable laws and regulations; and provided, further, that the obligation of the Company to effect such registration and/or cause such registration statement to become effective, may be postponed for (1) such period of time when the financial statements of the Company required to be included in such registration statement are not available (due solely to the fact that such financial statements have not been prepared in the regular course of business of the Company) or (2) any other bona fide corporate purpose, but then only for a period not to exceed 90 days;

                         (B) prepare and file with the Commission such amendments and post-effective amendments to a registration statement as may be necessary to keep such registration statement effective for up to nine months; and cause the related prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed to the extent required pursuant to Rule 424 promulgated under the Securities Act, during such nine-month period; and otherwise comply with the provisions of the Securities Act with respect to the disposition of all Registerable Securities covered by such registration statement during the applicable period in accordance with the intended method(s) of disposition of such Registerable Securities set forth in such registration statement, prospectus or supplement to such prospectus;

                         (C) notify the Rightsholders whose Registerable Securities are included in such registration statement and the managing underwriter(s), if any, of an underwritten offering of any of the Registerable Securities included in such registration statement, and confirm such advice in writing, (1) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to a registration statement or any post-effective amendment, when the same has become effective, (2) of any request by the Commission for amendments or supplements to a registration statement or related prospectus or for additional information, (3) of the issuance by the Commission of any stop order suspending the effectiveness of a registration statement or the initiation of any proceedings for that purpose, (4) if at any time the representations and warranties of the Company contemplated by clause (1) of Paragraph 4(d)(i)(J) hereof cease to be true and correct, (5) of the receipt by the Company of any notification with respect to the suspension of the qualification of any of the Registerable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose and (6) of the happening of any event which makes any statement made in the registration statement, the prospectus or any document incorporated therein by reference untrue or which requires the making of any changes in the registration statement or prospectus so that such registration statement, prospectus or document incorporated by reference will not contain any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

                         (D) make reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of such registration statement at the earliest possible moment and to prevent the entry of such an order;

                         (E) use reasonable efforts to register or qualify the Registerable Securities included in such registration statement under such other securities or blue sky laws of such jurisdictions as any Rightsholder whose Registrable Securities are included in such registration statement reasonably requests in writing and do any and all other acts and things which may be necessary or advisable to enable such Rightsholder to consummate the disposition in such jurisdictions of such Registerable Securities; provided, that the Company will not be required to (1) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Paragraph 4(d)(i)(E), (2) subject itself to taxation in any such jurisdiction or (3) take any action which would subject it to general service of process in any such jurisdiction;

                         (F) make available for inspection by each Rightsholder whose Registerable Securities are included in such registration, any underwriter(s) participating in any disposition pursuant to such registration statement, and any representative, agent or employee of or attorney or accountant retained by any such Rightsholder or underwriter(s) (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the

          Company (collectively, the "Records") as shall be reasonably necessary to enable them to exercise their due diligence responsibility (or establish a due diligence defense), and cause the officers, directors and employees of the Company to supply all information reasonably requested by any such Inspector in connection with such registration statement; provided, that records which the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors, unless (1) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or (2) the disclosure of such Records is required by any applicable law or regulation or any governmental regulatory body with jurisdiction over such Rightsholder or underwriter; provided, further, that such Rightsholder or underwriter(s) agree that such Rightsholder or underwriter(s) will, upon learning the disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential;

                         (G) cooperate with the Rightsholder whose Registerable Securities are included in such registration statement and the managing underwriter(s), if any, to facilitate the timely preparation and delivery of certificates representing Registerable Securities to be sold thereunder, not bearing any restrictive legends, and enable such Registerable Securities to be in such denominations and registered in such names as such Rightsholder or any managing underwriter(s) may reasonably request at least two business days prior to any sale of Registerable Securities;

                         (H) comply with all applicable rules and regulations of the Commission and promptly make generally available to its security holders an earnings statement covering a period of twelve months commencing, (1) in an underwritten offering, at the end of any fiscal quarter in which Registerable Securities are sold to underwriter(s), or (2) in a non-underwritten offering, with the first month of the Company's first fiscal quarter beginning after the effective date of such registration statement, which earnings statement in each case shall satisfy the provisions of Section 11(a) of the Securities Act;

                         (I) provide a CUSIP number for all Registerable Securities not later than the effective date of the registration statement relating to the first public offering of Registerable Securities of the Company pursuant hereto;

                         (J) enter into such customary agreements (including an underwriting agreement in customary form) and take all such other actions reasonably requested by the Rightsholders holding a majority of the Registerable Securities included in such registration statement or the managing underwriter(s) in order to expedite and facilitate the disposition of such Registerable Securities and in such connection, whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration, (1) make such representations and warranties, if any, to the holders of such

          Registerable Securities and any underwriter(s) with respect to the registration statement, prospectus and documents incorporated by reference, if any, in form, substance and scope as are customarily made by issuers to underwriter(s) in underwritten offerings and confirm the same if and when requested, (2) obtain opinions of counsel to the Company and updates thereof addressed to each such Rightsholder and the underwriter(s), if any, with respect to the registration statement, prospectus and documents incorporated by reference, if any, covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such Rightsholders and underwriter(s), (3) obtain a "cold comfort" letter and updates thereof from the Company's independent certified public accountants addressed to such Rightsholders and to the underwriter(s), if any, which letters shall be in customary form and cover matters of the type customarily covered in "cold comfort" letters by accountants in connection with underwritten offerings, and
          (4) deliver such documents and certificates as may be reasonably requested by the Rightsholders holding a majority of such Registerable Securities and managing underwriter(s), if any, to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company; each such action required by this Paragraph 4(d)(i)(J) shall be done at each closing under such underwriting or similar agreement or as and to the extent required thereunder; and

                         (K) if requested by the holders of a majority of the Registerable Securities included in such registration statement, use its best efforts to cause all Registerable Securities which are included in such registration statement to be listed, subject to notice of issuance, by the date of the first sale of such Registerable Securities pursuant to such registration statement, on each securities exchange, if any, on which securities similar to the Registered Securities are listed.

               (ii)  Obligations  of  Rightsholders.   In  connection  with  any
     registration  of  Registerable  Securities  of a  Rightsholder  pursuant to
     Section 4(b) or (c) hereof:

                         (A) The Company may require that each Rightsholder whose Registerable Securities are included in such registration statement furnish to the Company such information regarding the distribution of such Registerable Securities and such Rightsholder as the Company may from time to time reasonably request in writing; and

                         (B) Each Rightsholder, upon receipt of any notice from the Company of the happening of any event of the kind described in clauses (2), (3), (5) and (6) of Paragraph 4(d)(i)(C) hereof, shall forthwith discontinue disposition of Registerable Securities pursuant to the registration statement covering such Registerable Securities until such Rightsholder's receipt of the copies of the supplemented or amended prospectus contemplated by clause (1) of Paragraph 4(d)(i)(C) hereof, or until such Rightsholder is advised in writing (the "Advice") by the Company that the use of the applicable prospectus may be resumed, and until such Rightsholder has received copies of any additional or supplemental filings which are incorporated by reference in or to be attached to or included with such prospectus, and, if so directed by the Company, such Rightsholder will deliver to the Company (at the expense of the Company) all copies, other than permanent file copies then in the possession of such Rightsholder, of the current prospectus covering such Registerable Securities at the time of receipt of such notice; the Company shall have the right to demand that such Rightsholder or other holder verify its agreement to the provisions of this Paragraph 4(d)(ii)(B) in any Demand Request, Tag-Along Request or Holder Notice of the Rightsholder or in a separate document executed by the Rightsholder.

     (e) Registration Expenses. All expenses incident to the performance of or compliance with this Agreement by the Company, including, without imitation, all registration and filing fees of the Commission, National Association of Securities Dealers, Inc. and other agencies, fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registerable Securities), rating agency fees, printing expenses, messenger and delivery expenses, internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the fees and expenses incurred in connection with the listing, if any, of the Registerable Securities on any securities exchange and fees and disbursements of counsel for the Company and the Company's independent certified public accountants (including the expenses of any special audit or "cold comfort" letters required by or incidental to such performance), Securities Act or other liability insurance (if the Company elects to obtain such insurance), the fees and expenses of any special experts retained by the Company in connection with such registration and the fees and expenses of any other person retained by the Company (but not including any underwriting discounts or commissions attributable to the sale of Registerable Securities or other out-of-pocket expenses of the Rightsholders, or the agents who act on their behalf, unless reimbursement is specifically approved by the Company) will be borne by the Company. All such expenses are herein referred to as "Registration Expenses." Notwithstanding the foregoing, the Company shall not be required to pay for any Registration Expenses of any Demand Registration if such Demand Request is subsequently withdrawn at the request of the holders of a majority of the Registerable Securities included in such Demand Registration (in which case all Rightsholders which requested the withdrawal of the Demand Registration shall bear such expenses pro rata); provided that, if, at the time of such withdrawal, such Rightsholders have learned of a material adverse change in the condition, business or prospects of the Company from that known to such Rightsholders at the time of their Demand Request, such Rightsholders shall not be required to pay any of such expenses. In either event, if such Rightsholders pay in full the expenses of such withdrawn Demand Registration, such Rightsholders shall retain the right to one Demand Registration.

     (f)  Indemnification: Contribution.

               (i) Indemnification by the Company. The Company agrees to indemnify and hold harmless, to the full extent permitted by law, each Rightsholder, its officers and directors and each person who controls such Rightsholder (within the meaning of the Securities Act), if any, and any agent thereof against all losses, claims, damages, liabilities and expenses incurred by such party pursuant to any actual or threatened suit, action, proceeding or investigation (including reasonable attorney's fees and expenses of investigation) arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any registration statement, prospectus or preliminary prospectus or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading, except insofar as the same arise out of or are based upon, any such untrue statement or omission based upon information with respect to such Rightsholder furnished in writing to the Company by such Rightsholder expressly for use therein.

               (ii) Indemnification by Rightsholder. In connection with any registration statement in which a Rightsholder is participating, each such Rightsholder will be required to furnish to the Company in writing such information with respect to such Rightsholder as the Company reasonably requests for use in connection with any such registration statement or prospectus, and each Rightsholder agrees to the extent it is such a holder of Registerable Securities included in such registration statement, and each other such holder of Registerable Securities included in such Registration Statement will be required to agree, to indemnify, to the full extent permitted by law, the Company, the directors and officers of the Company and each person who controls the Company (within the meaning of the Securities Act) and any agent thereof, against any losses, claims, damages, liabilities and expenses (including reasonable attorney's fees and expenses of investigation incurred by such party pursuant to any actual or threatened suit, action, proceeding or investigation arising out of or based upon any untrue or alleged untrue statement of a material fact or any omission or alleged omission of a material fact necessary, to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they are made) not misleading, to the extent, but only to the extent, that such untrue statement or omission is based upon information relating to such Rightsholder or other holder furnished in writing to the Company expressly for use therein.

               (iii) Conduct of Indemnification Proceedings. Promptly after receipt by an indemnified party under this Section 4(f) of written notice of the commencement of any action, proceeding, suit or investigation or threat thereof made in writing for which such indemnified party may claim indemnification or contribution pursuant to this Agreement, such indemnified party shall notify in writing the indemnifying party of such commencement or threat; but the omission so to notify the indemnifying party shall not relieve the indemnifying party from any liability which the indemnifying party may have to any indemnified party (A) hereunder, unless the indemnifying party is actually prejudiced thereby, or (B) otherwise than under this Section 4(f). In case any such action, suit or proceeding shall be brought against any indemnified party, and the indemnified party shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and the indemnifying party shall assume the defense thereof, with counsel reasonably satisfactory to the indemnified party, and the obligation to pay all expenses relating thereto. The indemnified party shall have the right to employ separate counsel in any such action, suit or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (A) the indemnifying party has agreed to pay such fees and expenses, (B) the indemnifying party shall have failed to assume the defense of such action, suit or proceeding or to employ counsel reasonably satisfactory to the indemnified party therein or to pay all expenses relating thereto or (C) the named parties to any such action or proceeding (including any impleaded parties) include both the indemnified party and the indemnifying party and the indemnified party shall have been advised by counsel that there may be one or more legal defenses available to the indemnified party which are different from or additional to those available to the indemnifying party and which may result in a conflict between the indemnifying party and such indemnified party (in which case, if the indemnified party notifies the indemnifying party in writing that the indemnified party elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action or proceeding on behalf of the indemnified party; it being understood, however, that the indemnifying party shall not, in connection with any one such action, suit or proceeding or separate but substantially similar or related actions, suits or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys at any time for the indemnified party, which firm shall be designated in writing by the indemnified party).


               (iv) Contribution.  If the  indemnification  provided for in this
     Section 4(f) from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (A) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other or (B) if the allocation provided by clause (A) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other but also the relative fault of the indemnifying party and indemnified party, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and the indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages. liabilities and expenses referred to above shall be deemed to include, subject to the limitation set forth in
     Section 4(f)(v), any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

               The parties hereto agree that it would not be just and equitable if contribution pursuant to this Paragraph 4(f)(iv) were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in clauses (A) and
     (B) of the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities

     Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

               (v)  Limitation.  Anything  to the  contrary  contained  in  this
     Section 4(f) or in Section 4(g) notwithstanding, no holder of Registerable Securities shall be liable for indemnification and contribution payments aggregating an amount in excess of the maximum amount received by such holder in connection with any sale of Registerable Securities as contemplated herein.

     (g) Participation in Underwritten Registration. No Rightsholder may participate in any underwritten registration hereunder unless such Rightsholder
(i) agrees to sell such holder's securities on the basis provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and to comply with Rules 10b-6 and 10b-7 under the Exchange Act and (ii) completes and executes all questionnaires, appropriate and limited powers of attorney, escrow agreements, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangement; provided, that all such documents shall be consistent with the provisions of Section 4(e) hereof.

5. Further Assurances. At any time and from time to time after the date hereof, the undersigned shall, without further consideration, execute and deliver to the Company, or such other party as the Company may direct, such other instruments or documents and shall take such other actions as the Company may reasonably request to carry out the transactions contemplated by this Subscription Agreement.

6.   Indemnification.   The  undersigned   acknowledges   that  the  undersigned
understands  the  meaning  and  legal   consequences  of  the   representations,
warranties, covenants and agreements contained herein, and the undersigned hereby agrees to indemnify and hold harmless the Company, and the Company's directors, officers, employees, agents and controlling persons, from and against any and all loss, damage or liability due to or arising out of a breach by the undersigned of any such representations, warranties, covenants and agreements contained herein.

7. Miscellaneous. The Company and undersigned may waive compliance by the other with any of the provisions of this Subscription Agreement. No waiver of any provision shall be construed as a waiver of any other provision. Any waiver must be in writing. The headings contained in this Subscription Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Subscription Agreement. This Subscription Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed both parties hereto. This Subscription Agreement may be executed in several counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same instrument. This Subscription Agreement shall be governed in all respects, including validity, interpretation and effect, by the laws of the State of New York, without regard to its conflicts of laws principles. This Subscription Agreement shall be binding upon and inure to the benefit of and be enforceable by the successors and assigns of the parties hereto. This Subscription Agreement shall not be assignable by either party without the prior written consent of the other. The rights and obligations contained in this Subscription Agreement are solely for the benefit of the parties hereto and are not intended to benefit or be enforceable by any other party, under the third party beneficiary doctrine or otherwise.


     THE SHARES BEING OFFERED HEREBY HAVE NOT BEEN REGISTERED OR APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES REGULATORY AUTHORITY OF ANY STATE, NOR HAS THE COMMISSION OR ANY SUCH AUTHORITY PASSED UPON THE ACCURACY OR ADEQUACY OF THIS SUBSCRIPTION AGREEMENT OR THE
AGREEMENTS AND DOCUMENTS REFERRED TO OR INCORPORATED BY REFERENCE HEREIN (COLLECTIVELY, THE "OFFERING DOCUMENTS"). ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

     THE SHARES ARE BEING OFFERED BY THE COMPANY IN RELIANCE UPON AN EXCEPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, WHICH EXEMPTION DEPENDS UPON THE EXISTENCE OF CERTAIN FACTS INCLUDING, BUT NOT LIMITED TO, THE REQUIREMENTS THAT THE SHARES ARE NOT BEING OFFERED THROUGH GENERAL ADVERTISING OR GENERAL SOLICITATION, ADVERTISEMENTS OR COMMUNICATIONS IN NEWSPAPERS, MAGAZINES OR OTHER MEDIA, OR BROADCASTS ON RADIO OR TELEVISION, AND THAT THE OFFERING DOCUMENTS SHALL BE TREATED AS CONFIDENTIAL BY THE PERSONS TO WHOM IT IS DELIVERED. ANY DISTRIBUTION OF THE OFFERING DOCUMENTS OR ANY PART HEREOF OR DIVULGENCE OF ANY OF ITS CONTENTS SHALL BE UNAUTHORIZED.

     IN MAKING AN INVESTMENT DECISION, INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THE SHARES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THE OFFERING DOCUMENTS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. IN ADDITION, THE SHARES WILL BEAR A LEGEND TO SUCH EFFECT AS SET FORTH HEREIN. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.


     IN WITNESS WHEREOF, the undersigned has duly executed this Subscription Agreement as of the date set forth below the undersigned's signature in the Execution Section below.

                EXECUTION SECTION FOR SUBSCRIPTION BY INDIVIDUALS

I.   SUBSCRIPTION AMOUNT:

     The undersigned subscribes to purchase Shares for the Purchase Price set forth in the first paragraph of this Agreement.

II.  SUBSCRIBER STATUS:

     The undersigned is (check appropriate box and, if applicable, fill in state with jurisdiction over custodial account):

___  INDIVIDUAL OWNER  (One  signature  required  below).   Note:  In  community
     property states, both spouses are required to sign below, whether or not being listed as co-subscribers.

___ HUSBAND AND WIFE AS TENANTS BY THE ENTIRETY (Husband and wife are both required to sign below).

___ TWO OR MORE INDIVIDUALS AS TENANTS IN COMMON (All tenants are required to sign below).

___ TWO OR MORE INDIVIDUALS AS JOINT TENANTS WITH RIGHT OF SURVIVORSHIP (All tenants are required to sign below).

___  CUSTODIAL  ACCOUNT  UNDER  UNIFORM  GIFTS  TO  MINORS  ACT  OF THE STATE OF
     ___________________________________________________ (Fill in state).

III. INFORMATION AS IT IS TO APPEAR ON THE COMPANY RECORDS:

Name of
Subscriber(s): (1)  ____________________________________________________________

               (2)  ____________________________________________________________

Social Security Number (for use in all notifications and reports to governmental taxing authorities): ______________________________

State(s) of Permanent Residence:   (1)  ________________________________________

                                   (2)  ________________________________________

Mailing Address:    ____________________________________________________________

                    ____________________________________________________________

                    ____________________________________________________________

Telephone Number:   ____________________________________________________________

Facsimile Number:   ____________________________________________________________

IV. INVESTOR STATUS (check all appropriate boxes):

     A. The undersigned is an accredited investor, as such term is defined under Regulation D, by reason of the fact that the undersigned is:

     ___ An individual whose net worth(1) (or joint net worth with my spouse, if greater) exceeds $1,000,000.

     ___ An individual with income(2) in excess of $200,000, or joint income together with my spouse in excess of $300,000, in each of the two most recent years and reasonably expects to reach the same income level in the current year.

     ___  A director or executive officer of the Company.

     ___ An entity in which all of the equity owners are accredited investors, as defined in Regulation D. (The Company has the right to request the names of each such accredited investor equity owners and to require such person(s) to complete a Qualified Purchaser Questionnaire prior to the Company's acceptance of the undersigned's subscription.)

___ B. The undersigned is not an accredited investor, as such term is defined under Regulation D, and agrees, that upon the request of the Company, to complete a Qualified Purchaser Questionnaire and return an executed copy thereof to the Company.

________________________

     (1) For purposes hereof, net worth shall be deemed to include all of your assets, liquid or illiquid (including such items as home, furnishing, automobile and restricted securits), minus any liabilities (including such items as home mortgages and other debts and liabilities.

     (2) For purposes hereof, the term "income" is not limited to "adjusted gross income" as that term is defined for Federal Income Tax purposes, but rather includes certain items of income which are deducted in computing
"adjusted gross income." For investors who are salaried employees, the gross salary of such investor, minus any significant expenses personally incurred by such investor in connection with earning the salary, plus any income from any other source, including unearned income, is a fair measure of "income" for purposes hereof. For investors who are self-employed, "income" is generally construed to mean total revenues received during the calendar year minus significant expenses incurred in connection with earning such revenues.

V.   SIGNATURE(S):

Signature(s) of Subscriber(s):     (1)  ________________________________________

                                   (2)  ________________________________________

Signature of Non-Subscribing Spouse (Community Property States Only):

                                   (1)  ________________________________________

                                   (2)  ________________________________________


Date:     _______________________________________, 199__

              EXECUTION SECTION FOR SUBSCRIPTION BY NON-INDIVIDUALS

I.   SUBSCRIPTION AMOUNT:

          The undersigned subscribes to purchase Shares for the Purchase Price set forth in the first paragraph of this Agreement.

II.  SUBSCRIBER STATUS:

     The undersigned is (check appropriate box and, if applicable, fill in state with jurisdiction over custodial account):

___ CORPORATION (Please include certified corporate resolution authorizing signature).

___  PARTNERSHIP.

___  TRUST.

___  LIMITED LIABILITY COMPANY.

___  OTHER   (Including   Employment   Benefit  Plans  and   Trusts,  Individual
     Retirement Accounts, and KEOUGH Plans).

III. INFORMATION AS IT IS TO APPEAR ON THE COMPANY RECORDS:

Name of
Subscriber:    _________________________________________________________________

Tax Identification Number:    __________________________________________________

State of Incorporation or Organization: ________________________________________

State of Principal Place of Business:   ________________________________________

Mailing Address:    ____________________________________________________________

                    ____________________________________________________________

                    ____________________________________________________________

Telephone Number:   ____________________________________________________________

Facsimile Number:   ____________________________________________________________

IV. INVESTOR STATUS (check all appropriate boxes and, if applicable, provide all information requested):

     A. The undersigned is an accredited investor, as such term is defined under Regulation D, by reason of the fact that the undersigned is:

     ___ A bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in
          Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934 (the "Exchange Act"); an insurance company as defined in Section 2(13) of the Securities Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under
          Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, and having total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 ("ERISA") with investment decisions made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser; an employee benefit plan within the meaning of ERISA and having total assets in excess of $5,000,000.

     ___ An employee benefit plan within the meaning of ERISA which is a self-directed plan, with investment decisions made solely by the following persons who are accredited investors, as defined in Regulation D:

          ______________________________________________________________________

          ______________________________________________________________________

     ___  A   private  business  development  company  as  defined  in   section
          202(a)(22) of the Investment Advisers Act of 1940.

     ___  An   organization   described   in   Section    501(c)(3)   of    the
          Internal Revenue Code, corporation, Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

     ___  A  trust,   with   total   assets  in  excess  of   $5,000,000,    not
          formed for the specific purpose of acquiring any shares of Common Stock, whose purchase is directed by the following sophisticated person meeting the description set forth in Rule 506(b)(2)(ii) of Regulation D:

          ______________________________________________________________________

     ___ An entity in which all of the equity owners are accredited investors, as defined in Regulation D. (The Company has the right to request the names of each such accredited investor equity owners and to require such person(s) to complete a Qualified Purchaser Questionnaire prior to the Company's acceptance of the undersigned's subscription.)

     B. The undersigned is a qualified institutional investor, as such term is defined in Rule 144A, by reason of the fact that the undersigned is

     ___ A bank, with an audited net worth of at least $25 million, that in the aggregate owns and invests on a discretionary basis at least $100 million in securities (excluding United States government securities and other specified investments) of unaffiliated issuers.

     ___ A registered dealer, owning and investing on a discretionary basis at least $10 million of non-affiliated securities or is acting as a riskless principal for qualified institutional buyers, that in the aggregate owns and invests on a discretionary basis at least $100 million in securities (excluding United States government securities and other specified investments) of unaffiliated issuers.

     ___ Either (a) an insurance company, (b) registered investment company, (c) registered investment advisor, (d) government established and administered employee benefit plan, (e) entity exempt from United States federal income taxes under Section 501(c)(3) of the Code or (f) a corporation, business trust, partnership or other entity entirely owned by other qualified institutional buyers, in any event, that in the aggregate owns and invests on a discretionary basis at least $100 million in securities (excluding United States government securities and other specified investments) of unaffiliated issuers.

___ C. The undersigned is neither an accredited investor, as such term is defined under Regulation D, nor a qualified institutional buyer, as such term is defined in Rule 144A, and agrees, that upon the request of the Company, to complete a Qualified Purchaser Questionnaire and return an executed copy thereof to the Company.

V.   SIGNATURE(S)

     The undersigned corporate officer, partner, trustee or fiduciary certifies that the undersigned has full power and authority from all requisite stockholders, partners, co-trustees, co-fiduciaries of the subscribing entity named above to execute this Subscription Agreement on behalf of the subscribing entity and to make the representations, warranties and agreements made herein on its and their behalf and that investment in the Shares has been affirmatively authorized by the governing board or body of such entity and is not prohibited by law or the governing documents of the subscribing entity.



By:_______________________________        By:___________________________________
(Signature of Authorized Signatory)       (Signature of Authorized Co-Signatory)



__________________________________           ___________________________________
 (Name of Authorized Signatory)              (Name of Authorized Co-Signatory)



__________________________________           ___________________________________
 (Title of Authorized Signatory)             (Title of Authorized Co-Signatory)



Date:     _______________________________________, 199__

                                 ACCEPTANCE PAGE
                        (To be completed by the Company)


SUBSCRIPTION AND SUBSCRIPTION AGREEMENT
ACCEPTED AND AGREED:

Purchase Price amount for which the Subscription is accepted:   _______________

Number of Shares for which Subscription is accepted:            _______________



SOFTWARE PUBLISHING CORPORATION HOLDINGS, INC.



By:  _____________________________________________
     Name:
     Title:

Date:     ________________________, 199__